EXHIBIT 16
                            Schedule of Computations

The following illustrates the current yield calculation for the seven day base periods for the Money Market Funds of SSgA Funds.


Money Market Fund
-----------------
   08/31/97
   --------
   Value of hypothetical pre-existing account with exactly
        one share at the beginning of the base period.........................    $1.000000000
   Value of the same account (excluding capital changes)
        at the end of the seven-day base period                                    1.001006651
   Net change in account value                                                      .001006651
   Annualized Current Net Yield
        [.001006651 x (365/7)]                                                     5.25%
   Annualized Effective Net Yield
        [(.001006651+1) (365/7)]-1                                                 5.39%

   05/31/97
   --------
   Value of hypothetical pre-existing account with exactly
        one share at the beginning of the base period                             $1.000000000
   Value of the same account (excluding capital changes)
        at the end of the seven-day base period                                    1.001015101
   Net change in account value                                                      .001015101
   Annualized Current Net Yield
        [.001015101 x (365/7)]                                                     5.29%
   Annualized Effective Net Yield
        [(.001015101+1) (365/7)]-1                                                 5.43%

   02/28/97
   --------
   Value of hypothetical pre-existing account with exactly
        one share at the beginning of the base period                             $1.000000000
   Value of the same account (excluding capital changes)
        at the end of the seven-day base period                                    1.000967563
   Net change in account value                                                      .000967563
   Annualized Current Net Yield
        [.000967563 x (365/7)]                                                     5.05%
   Annualized Effective Net Yield
        [(.000967563+1) (365/7)]-1                                                 5.17%

   11/30/96
   --------
   Value of hypothetical pre-existing account with exactly
        one share at the beginning of the base period                             $1.000000000
   Value of the same account (excluding capital changes)
        at the end of the seven-day base period                                    1.000972564
   Net change in account value                                                      .000972564
   Annualized Current Net Yield
        [.000972564 x (365/7)]                                                     5.07%
   Annualized Effective Net Yield
        [(.000972564+1) (365/7)]-1                                                 5.20%







US Government Money Market Fund
-------------------------------

08/31/97
--------

Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period                              $1.000000000
Value of the same account (excluding capital changes)
     at the end of the seven-day base period                                     1.000995705
Net change in account value                                                        .000995705
Annualized Current Net Yield
     [.000995705 x (365/7)]                                                       5.19%
Annualized Effective Net Yield
     [(.000995705+1) (365/7)]-1                                                   5.33%

05/31/97
--------
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period                              $1.000000000
Value of the same account (excluding capital changes)
     at the end of the seven-day base period                                     1.000991017
Net change in account value                                                        .000991017
Annualized Current Net Yield
     [.000991017 x (365/7)]                                                       5.17%
Annualized Effective Net Yield
     [(.000991017+1) (365/7)]-1                                                   5.30%

02/28/97
--------
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period                              $1.000000000
Value of the same account (excluding capital changes)
     at the end of the seven-day base period                                     1.000961127
Net change in account value                                                        .000961127
Annualized Current Net Yield
     [.000961127 x (365/7)]                                                      5.01%
Annualized Effective Net Yield
     [(.000961127+1) (365/7)]-1                                                  5.14%

11/30/96
--------
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period                              $1.000000000
Value of the same account (excluding capital changes)
     at the end of the seven-day base period                                     1.000959633
Net change in account value                                                        .000959633
Annualized Current Net Yield
     [.000959633 x (365/7)]                                                       5.00%
Annualized Effective Net Yield
     [(.000959633+1) (365/7)]-1                                                   5.13%







Prime Money Market Fund
-----------------------

08/31/97
--------
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period                              $1.000000000
Value of the same account (excluding capital changes)
     at the end of the seven-day base period                                    1.001058505
Net change in account value                                                       .001058505
Annualized Current Net Yield
     [.001058505 x (365/7)]                                                     5.52%
Annualized Effective Net Yield
     [(.001058505+1) (365/7)]-1                                                 5.67%

05/31/97
--------
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period                              $1.000000000
Value of the same account (excluding capital changes)
     at the end of the seven-day base period                                    1.001058351
Net change in account value                                                       .001058351
Annualized Current Net Yield
     [.001058351 x (365/7)]                                                     5.52%
Annualized Effective Net Yield
     [(.001058351+1) (365/7)]-1                                                 5.67%

02/28/97
--------
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period                              $1.000000000
Value of the same account (excluding capital changes)
     at the end of the seven-day base period                                    1.001011788
Net change in account value                                                       .001011788
Annualized Current Net Yield
     [.001011788 x (365/7)]                                                     5.28%
Annualized Effective Net Yield
     [(.001011788+1) (365/7)]-1                                                 5.41%


11/30/96
--------
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period                              $1.000000000
Value of the same account (excluding capital changes)
     at the end of the seven-day base period                                    1.001012853
Net change in account value                                                       .001012853
Annualized Current Net Yield
     [.001012853 x (365/7)]                                                     5.28%
Annualized Effective Net Yield
     [(.001012853+1) (365/7)]-1                                                 5.42%







US Treasury Money Market Fund
-----------------------------

08/31/97
--------
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period                              $1.000000000
Value of the same account (excluding capital changes)
     at the end of the seven-day base period                                    1.001035336
Net change in account value                                                       .001035336
Annualized Current Net Yield
     [.001035336 x (365/7)]                                                     5.40%
Annualized Effective Net Yield
     [(.001035336+1) (365/7)]-1                                                 5.54%

05/31/97
--------
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period                              $1.000000000
Value of the same account (excluding capital changes)
     at the end of the seven-day base period                                    1.001021301
Net change in account value                                                       .001021301
Annualized Current Net Yield
     [.001021301 x (365/7)]                                                     5.33%
Annualized Effective Net Yield
     [(.001021301+1) (365/7)]-1                                                 5.47%

02/28/97
--------
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period                              $1.000000000
Value of the same account (excluding capital changes)
     at the end of the seven-day base period                                    1.000987485
Net change in account value                                                       .000987485
Annualized Current Net Yield
     [.000987485 x (365/7)]                                                     5.15%
Annualized Effective Net Yield
     [(.000987485+1) (365/7)]-1                                                 5.28%

11/30/96
--------
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period                              $1.000000000
Value of the same account (excluding capital changes)
     at the end of the seven-day base period                                    1.000991829
Net change in account value                                                       .000991829
Annualized Current Net Yield
     [.000991829 x (365/7)]                                                     5.17%
Annualized Effective Net Yield
     [(.000991829+1) (365/7)]-1                                                 5.31%







Tax Free Money Market Fund
--------------------------

08/31/97
--------
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period                              $1.000000000
Value of the same account (excluding capital changes)
     at the end of the seven-day base period                                    1.000563230
Net change in account value                                                       .000563230
Annualized Current Net Yield
     [.000563230 x (365/7)]                                                     2.94%
Annualized Current Tax Equivalent Net Yield
     [2.94%/(1-0.396)]                                                          4.86%
Annualized Effective Net Yield
     [(.000563230+1) (365/7)]-1                                                 2.98%
Annualized Effective Tax Equivalent Net Yield
     [2.98%/(1-0.396)]                                                          4.93%
30 Day Annualized Current Net Yield                                             2.95%
30 Day Annualized Current Tax Equivalent Net Yield                              4.89%

05/31/97
--------
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period                              $1.000000000
Value of the same account (excluding capital changes)
     at the end of the seven-day base period                                    1.000602231
Net change in account value                                                       .000602231
Annualized Current Net Yield
     [.000602231 x (365/7)]                                                     3.14%
Annualized Current Tax Equivalent Net Yield
     [3.14%/(1-0.396)]                                                          5.20%
Annualized Effective Net Yield
     [(.000602231+1) (365/7)]-1                                                 3.19%
Annualized Effective Tax Equivalent Net Yield
     [3.19%/(1-0.396)]                                                          5.28%
30 Day Annualized Current Net Yield                                             3.19%
30 Day Annualized Current Tax Equivalent Net Yield                              5.28%






Tax Free Money Market Fund (continued)
--------------------------------------

02/28/97
--------
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period                              $1.000000000
Value of the same account (excluding capital changes)
     at the end of the seven-day base period                                    1.000541809
Net change in account value                                                       .000541809
Annualized Current Net Yield
     [.000541809 x (365/7)]                                                     2.83%
Annualized Current Tax Equivalent Net Yield
     [2.83%/(1-0.396)]                                                          4.68%
Annualized Effective Net Yield
     [(.000541809+1) (365/7)]-1                                                 2.86%
Annualized Effective Tax Equivalent Net Yield
     [2.86%/(1-0.396)]                                                          4.74%
30 Day Annualized Current Net Yield                                             2.78%
30 Day Annualized Current Tax Equivalent Net Yield                              4.60%

11/30/96
--------
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period                              $1.000000000
Value of the same account (excluding capital changes)
     at the end of the seven-day base period                                    1.000597438
Net change in account value                                                       .000597438
Annualized Current Net Yield
     [.000597438 x (365/7)]                                                     3.12%
Annualized Current Tax Equivalent Net Yield
     [3.12%/(1-0.396)]                                                          5.16%
Annualized Effective Net Yield
     [(.000597438+1) (365/7)]-1                                                 3.16%
Annualized Effective Tax Equivalent Net Yield
     [3.16%/(1-0.396)]                                                          5.23%
30 Day Annualized Current Net Yield                                             2.97%
30 Day Annualized Current Tax Equivalent Net Yield                              4.91%


                      Schedule of Current Yield Computation
                          For the Period Ended 08/31/97
                            (Non-Money Market Funds)


The following is the yield calculation based on a 30-day period computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          a_b
         YIELD = 2[(_______________ +1)6 _1]
                           cd

Where:            a =  dividends and interest earned during the 30 day period.

                  b = expenses accrued for the 30 day period (net of reimbursements).

                  c = the average daily number of shares outstanding that were entitled to receive dividends.

                  d = the maximum offering price per share on the last day of the period.


Yield Plus
----------

                      4,035,445.6   -   266,202.55
                      5
        YIELD = 2[(__________________________________+1)6 _1] = 5.51%
                      82,958,160.20  x  10.01

Intermediate
------------

                      284,802.61   -     26,373.17
         YIELD = 2[(__________________________________+1)6 _1] = 5.87%
                      5,483,447.62 x     9.76

Bond Market
-----------

                      475,077.80    -     35,413.18
         YIELD = 2[(__________________________________+1)6 _1] = 6.18%
                      8,673,511.54  x     9.97

                          Average Annual Total Returns


                          For the Period Ended 08/31/97





The following are the average annual total returns for the SSgA Funds, computed by finding the average compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:





                                                  P(1 + T)n = ERV


Where:              P  =   a hypothetical initial payment of $1,000


                    T  =   average annual total return


                    n  =   number of years


                  ERV  =   ending redeemable value of a hypothetical $1,000
                           payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).






S&P 500 Index
-------------


  4.67 years                         $1,000 (1 + 19.43%)4.67           = $2,291


  1    year                          $1,000 (1 + 40.30%)1              = $1,403


                  --------------------------------------------


Small Cap
---------

  5.17  years                         $1,000 (1 + 22.22%)5.17           = $2,822


  5.00  years                         $1,000 (1 + 21.14%)5.00           = $2,609


  1       year                        $1,000 (1 + 35.85%)1              = $1,359


                  --------------------------------------------


Matrix Equity
-------------

  5.33  years                        $1,000 (1 + 18.49%)5.33            = $2,470


  5.00  years                        $1,000 (1 + 15.97%)5.00            = $2,098


  1     year                         $1,000 (1 + 42.75%)1               = $1,428


                  --------------------------------------------



Growth and Income
-----------------

  4.00  years                        $1,000 (1 + 18.42%)4.00            = $1,967


  1    year                          $1,000 (1 + 40.95%)1               = $1,410


                  --------------------------------------------



Emerging Markets
----------------


  3.50 years                         $1,000 (1 + 7.53%)3.50             = $1,289


  1    year                          $1,000 (1 + 15.12%)1               = $1,151


                  --------------------------------------------




Active International
--------------------


  2.48 years                          $1,000 (1 + 6.54%)2.48            = $1,170


  1   year                            $1,000 (1 + 1.17%)1               = $1,012


                  --------------------------------------------



Yield Plus
----------


  4.81  years                         $1,000 (1 + 4.97%)4.81            = $1,263


  1     year                          $1,000 (1 + 5.67%)1               = $1,057


                  --------------------------------------------


Intermediate
------------


  4.00  years                        $1,000 (1 + 4.56%)4.00             = $1,195


  1     year                         $1,000 (1 + 8.00%)1                = $1,080



                  --------------------------------------------

                          For the Period Ended 08/31/97








Bond Market
-----------

  1.56  years                          $1,000 (1 + 4.47%)1.56           = $1,071


  1       year                         $1,000 (1 + 9.47%)1              = $1,095


                  --------------------------------------------



Life Solutions Growth
---------------------


  0.17  years                          $1,000 (1 + 2.42%)               = $1,024


                  --------------------------------------------



Life Solutions Balanced
-----------------------


  0.17  years                         $1,000 (1 + 2.12%)                = $1,021


                  --------------------------------------------



Life Solutions Growth and Income
--------------------------------

  0.17  years                         $1,000 (1 + 1.97%)                = $1,020






                  Periods less than one year are not annualized